UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) September 12, 2025 (June 18, 2025)

NEW ENGLAND REALTY ASSOCIATES LIMITED PARTNERSHIP

(Exact Name of Registrant as Specified in Charter)

Massachusetts	001-31568	04-2619298
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

39 Brighton Avenue, Allston, Massachusetts	02134
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (617) 783-0039

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
CLASS A LIMITED PARTNERSHIP UNITS	NEN	NYSE AMERICAN

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory note

On June 25, 2025, New England Realty Associates Limited Partnership (“NERA” or the “Partnership”) filed with the Securities Exchange Commission (“SEC”) a current report on 8-K whereby the Partnership reported the completion of an acquisition. On September 3, 2025, the Partnership amended the original report to include the financial statements and pro forma financial information required by Item 9.01. This Amendment No. 2 on Form 8-K/A (the “Amendment”) is being filed to update certain amounts previously presented in the unaudited pro forma financial information included in the Current Report on Form 8-K/A filed on September 3, 2025.

In the course of a subsequent review, the Partnership determined that the footnotes to the NERA Unaudited Pro Forma Consolidated Financial Statements included with the Company’s Form 8-K/A filed on September 3, 2025 required an adjustment as described in this Amendment. In particular, footnotes C and D to the NERA Unaudited Pro Forma Consolidated Financial Statements addressing the computation of NERA pro forma taxable income (unaudited) and NERA pro forma cash available by operations (unaudited) required adjustment. The update results in a revised presentation of the pro forma taxable income amount and pro forma cash available by operations. No other changes have been made to the original Form 8-K/A filed on September 3, 2025.

Except as noted below, this Amendment No. 2 does not amend, update, or otherwise modify the disclosures contained in the original Form 8-K and/or the previously filed Form 8-K/A, and should be read together with the original filings.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

The updated footnotes for NERA pro forma taxable income (unaudited) and NERA pro forma cash available from operations (unaudited) are presented in their entirety as follows:

C. NERA PRO FORMA TAXABLE INCOME

The pro forma acquisition of Hill Estates et al would result in an approximately $21,000,000 reduction in the pro forma taxable income of NERA for the most recent available year ended December 31, 2024, or $179.45 per unit or $5.98 per receipt.

D. NERA PRO FORMA CASH AVAILABLE BY OPERATIONS

The pro forma acquisition of Hill Estates et al would result in a decrease in pro forma cash available by operations of approximately $3,000,000 or $25.63 per unit or $0.85 per receipt.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW ENGLAND REALTY ASSOCIATES LIMITED PARTNERSHIP
(Registrant)

	By:	NEWREAL, INC., ITS GENERAL PARTNER
(Functional Equivalent of Chief Executive
Officer and Principal Financial Officer)

Dated September 12, 2025	By:	/s/ RONALD BROWN
Ronald Brown, President